April 1, 1999

Smith Corona Corporation
839 Route 13 South
Cortland, New York 13045-0990


	Re:  Amendment to Loan And Security Agreement

Gentlemen:

	Reference is made to the financing arrangements between Congress Financial Corporation ("Lender") and Smith Corona Corporation ("Borrower") pursuant to the terms of the Loan and Security Agreement, dated February 28, 1997, between Lender and Borrower (the "Loan Agreement" and, together with any supplements thereto and all other agreements, documents and instruments between Borrower and Lender relating thereto as the same have heretofore or contemporaneously been or may be hereafter amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). Capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and in the other Financing Agreements, unless otherwise defined herein).

	In consideration of the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

	1.	Definitions.

		(a)	Amendments to Definitions.

			(i)	Section 1.36 ("Mortgage") of the Loan
Agreement is hereby deleted in its entirety and the following substituted therefor: "1.36 Intentionally Omitted";

			(ii)	Section 1.44 ("Real Property") of the Loan
Agreement is hereby amended by (A) deleting the comma at the end of the third line thereof and substituting a period therefor and
(B) deleting the following language appearing in the fourth and fifth lines thereof: "including without limitation, the real property and related assets more particularly described in the Mortgage located in Cortland, New York."

		(b)	Additional Definition.  As used herein, the
following term shall have the meaning given to it below and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not limitation, the following definition:

		"Special Availability Reserve" shall mean the Availability Reserve established by Lender upon the closing of the sale by Borrower of its real property located in Cortland, New
York in an amount equal to $750,000."

	2.	Amendment to Loan Agreement.  Section 9.5 ("Insurance")
of the Loan Agreement is hereby amended by deleting the following language appearing in the seventh sentence thereof: "except as otherwise provided in the Mortgage with respect to the Real
Property,".

	3.	Consent.  Subject to the terms and conditions set forth
herein, Lender hereby (a) consents to the sale by Borrower of its Real Property located in Cortland, New York, more particularly described in the Mortgage, Security Agreement and Fixture Filing, dated February 28, 1997, by Borrower in favor of Lender (the
"Cortland Property") and the equipment described on Schedule A hereto (collectively, the "Sold Equipment") and (b) agrees to release its mortgage on the Cortland Property and its security interest in the Sold Equipment concurrently with the sale thereof by Borrower; provided, that: (i) such sale shall have occurred by no later than April 9, 1999; (ii) the amount of net cash proceeds received by or payable to Borrower from such sale shall be not less than $2,000,000 (the "Sale Amount"), which Sale Amount shall be sent by wire transfer directly to Lender for application to the then outstanding Obligations (including principal, interest, fees, costs and expenses) of Borrower to Lender (including
Borrower's Obligations to Lender under the Term Note) in such order and manner as Lender shall determine; and (iii) effective upon the receipt of the Sale Amount, Lender may establish the Special Availability Reserve.

	4.	Representations, Warranties and Covenants.  In addition
to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

		(a)	On or about the date hereof, Borrower has sold the
Cortland Property to S.C.W.P., LLC. ("Purchaser") and on or about the date hereof all of the proceeds of such sale have been or shall be remitted to Lender for application to the Obligations in accordance with Section 3 hereof. The net cash proceeds from the sale of the Cortland Property are not less than the Sale Amount.

		(b)	As of the date hereof, and after giving effect to
the sale of the Cortland Property, the security interests in and liens upon the Collateral of Lender are and shall continue to be in full force and effect, except for such liens upon the Cortland
Property.

		(c)	Borrower shall cause all amounts at any time
payable to it for the sale of the Cortland Property to be paid by Purchaser directly to Lender for application to the Obligations in such order and manner as Lender shall determine.

		(d)	In the event Borrower receives any amounts at any
time after the date hereof for the sale of the Cortland Property, such amounts shall be collected by Borrower and held by it in trust for Lender and shall, within one (1) Business Day of receipt be remitted to Lender in the form received, with any necessary assignments or endorsements, for application to the Obligations in such order and manner as Lender shall determine.

		(e)	Borrower is leasing back a portion of the Cortland
Property, after the sale thereof as described above, solely for the purpose of storing certain of Borrower's books and records from its prior fiscal years and not for any other purpose, including, without limitation, the storage or location of Borrower's Inventory or Equipment at the Cortland Property.

		(f)	As of the date hereof, and after giving effect to
the sale of the Cortland Property, no Event of Default exists or has occurred and is continuing, and no event has occurred or condition exists and is continuing which, with notice or passage of time or both, would constitute an Event of Default.

		(g)	This Amendment has been duly executed and
delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms.

	5.	Conditions Precedent.  The effectiveness of the consent
in Section 3 hereof and the amendments contained herein shall be subject to the satisfaction of all of the following conditions precedent in a manner satisfactory to Lender and its counsel:

		(a)	all representations and warranties contained
herein shall be true and correct;

		(b)	Lender shall have received an original of this
Amendment, duly authorized, executed and delivered by Borrower;

		(c)	Lender shall have received the Sale Amount.


	6.	Effect of this Amendment.  This Amendment shall be
effective upon execution by Lender and Borrower and contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous correspondence, memoranda, communications, discussions and negotiations with respect thereto. No changes or modifications to the Financing Agreements have been or are being made or are intended hereby, except as expressly set forth herein, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. In the event that any term or provision of this Amendment conflicts with any term or provision of the Financing Agreements, the term or provision of this Amendment shall control.

	7.	Governing Law.  The rights and obligations hereunder of
each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New
York.

	8.	Headings.  The headings listed herein are for
convenience only and do not constitute matters to be construed in interpreting this Amendment.

	9.	Binding Effect.  This Amendment shall be binding upon
and inure to the benefit of each of the parties hereto and their respective successors and assigns.

	10.	Counterparts.  The Amendment may be executed in any
number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                                     Very truly yours,

                                    CONGRESS FINANCIAL CORPORATION

                                    By: /s/ Keith Holler
                                    Title: Asst. Vice President

AGREED AND ACCEPTED:

SMITH CORONA CORPORATION

By: /s/ Martin D. Wilson
Title: Sr. Vice President
       Chief Financial Officer


                     Schedule A


Asset Number         Description

3221     "Johansson ram type drill press. PDF, power ram,
          power table up, 33 - 1400 rpm (8), 20"" X 38""
          work table, 24"" ram travel, 2hp spindle motor, 3-
          60-220 "


3413     "Japax Japt 3FM wire EDM, model LXE 50 s/n 145-01-
          076 complete with FE-03 power supply and Dialectric coolant unit PW20E, 1985"

3423     "Parker Majestic hydraulic ID-OD universal
          cylindrical grinder, 12"" swing, 20"" centers, 1.5 hp wheelhead, 1 hp workhead, Sony 2-axis DRO, coolant, lube, s/n 2470-1-C87"

3517     "Parker Majestic 612 hand feed surface grinder, 6""
          X 12"" electro-magnetic chuck, 1.5 hp spindle, coolant, s/n 5389 YM-88, 3/60/220-440"

3532     "Monarch VMC 45, 42"" X 18-1/2"" table, GE Fanuc 11
          control, 40 tool changer, s/n 88339, 3/60/220, 1988"

3604     "Reid-Fayscott model 618 hyd/DF surface grinder,
          plunge feed, Walker 6"" X 18"" electro-magnetic chuck with control, Accurite III DRO, 1hp, s/n
          30128FC, 3/60/220-440"

3696     "Elox Heritage #12 ram type EDM sys 11 CEF 50
          control, s/n 004855"

3805     "Wells W914 horizontal bandsaw, up to 300 fpm,
          power up & down, 1 hp, unload roller conveyor, manual, s/n W-914653, 3/60/220-440"

3808     "Charmilles Robofill 4000 wire EDM, Robofill
          control, model 1.0046, RemCor cooling system, s/n
          73215, 3/60/440"

3818     "Compumill 3000 CNC vertical mill, 2 hp head, 4000
          rpm variable, #30 quick change spindle nose, 3-axis, Dynapath 20-ME Delta Series CNC control, "

3932     "Bridgeport EZ Trak-SX vertical milling machine, 2
          hp milling head, 4200 rpm variable, EZ Trak -SX control, s/n 264100E, 3/60/220-440"

3933     "Brideport EZ Trak-SX vertical milling machine, 2
          hp milling head, 4200 rpm variable, EZ Trak-SX control, s/n 264123E, 3/60/220-440"

3973     "Okamoto model ACC 8-20DX hydraulic surface
          grinder, incremental & plunge feeds, 8"" X 20""
          Walker Electro-manetic chuck with control, vertical postioning display, 8"" X 1"" grinding wheel 8000sfm, coolant tank with Magclean, s/n
          62249, 3/60/220-440"

3997     "Agie Elox Mondo 3, Agie Futura II control, s/n
          001015, 1993"

4023     "Elox Heritage #8 ram type EDM, type sys 11 CEF 50
          control, s/n 004875"

4025     "Charmilles Robofill 200 wire EDM, Robfill 200
          control, model 8.0237, Ebb filter, s/n 20653, 3/60/420"

398801   "Econo-line sandblast cabinet, 48" X 22" cabinet,
          10" X 22" window, 2 hand w/ recovery unit & dust collector. "

398802    "Econo-line sandblast cabinet, 24" X 20"
           cabinet, 9.5" X 4" window, 2 hand "

1085     "Torit model 90 - 219 dust collector, s/n J6079,
          3/60/220-440"

1410     "Leblond engine lathe, 15" swing X 52" centers,
          45 - 1800 rpm geared drive, threading, 2-3/8" spindle hole, coolant, tooling, s/n 126208, 3/60/220-440"

1890     "Diacro model #24 shear, lever operated, 24""
          width, 16 ga capacity, S/N 5121"

2214     "Bliss model 21M, 45 ton, air cushion, air actuated
          brake, s/n H38848, 3/60/220-440"

2091     "Hardinge tool room lathe, 9"" swing, collet
          closer, cross slide, tailstock, 5C collets, 230 -
          3500 rpm, 3/60/440, s/n DV-59-6692-3"

2340     "Engleberg 4"" abrasive belt grinder, 1hp,
          3/60/220-440"

2334     "Mitsui type 407 3-axis hydraulic die block
          surface grinder, 15"" X 27"" Walker electro-magnetic chuck with neutrol, over the wheel hydraulic dresser, coolant, lube, control panel, s/n 565"

2800     "Worcester 618 hydraulic surface grinder, 6" X
          18" Walker electro-magnetic chuck with neutrol, 8" wheel, coolant tank, 2 hp spindle, s/n S3-
          35033-82, 3/60/220-440"

2904     "Hardinge tool room lathe, 9"" swing, collet
          closer, cross slide, tailstock, 5C collets, 230 -
          3500 rpm, 3/60/440, s/n DV-59-6329-3"

2951     "Medina model B tool makers grinder, sweep type,
          8" X 15" pm magnetic chuck, 4" X 8" pm
          magnetic chuck, 7" cup wheel, s/n 317, 3/60/220"

6626     "Bridgeport series I vertical miil, 2 hp head, 4200
          rpm variable, 42"" table, servo feed, chrome plating, 2 axis DRO, JIC box push button control, s/n 250866, 3/60/220-440"

3079     "Jones & Lamson model TC14, Nova light, reflection,
          Sony 2 axis DRO,"

4206     "Sunnen hone, 200 - 1600 rpm, 1/2 hp, mandrels, s/n
          44732, 3/60/220-440"

4471     "DoAll vertical band saw, model 1612, 125" blade
          length, 50 - 5200 fpm, 24"" square tilting table, 16" throat, blade welder model DBW-15, s/n 287-
          69158, 3/60/220-440"

4785     "Monarch floor model 2F-15 drill press, 30"" swing,
          power table up, 300 - 1800 rpm, 24"" X 26"" table,
          2 speed motor, 1.5 hp, 3/60/220"

14815     "Moore #3 jig grinder, 10"" X 19"" table, 3
           grinding heads, s/n 7332, 3/60/220"

5760     "Torit model 75 dust collector s/n D1122, 1/60/115"

6005     "Nugier model H80-7 80 ton hydraulic H-frame press,
          48" between housings, 42"" height, s/n 916076"

6059     "Moore #2 jig bore, 10.5" X 19.5" table, quick
          count 2 axis DRO, 1 & .5 hp, 3/60/440 tool cabinet"

6077     "Wilton floor model drill press, type 24204, 24""
          swing, (8) 85 - 1460 rpm, 21"" X 15"" tilting
          table, 3/60/440, s/n 52447"

6091     "Trubor injection molding machine, model
          75 RS 3-1/2CV, 75 ton, 3 0z, 20 hp, s/n 7772-1,
          3/60/440, 1977"

6250     "OGP 30 Opticom optical comparator, Opticom
          Qualifier 30, Quada-Check 2000, reflection"

6290     "Eltee Pulsitron model EP30 EDM, Eltee control, s/n 522"

6388     Demagnetizer model 10457800

6407     "Bridgeport series I vertical miil, 1.5hp head,
          4200 rpm variable, 42"" table, servo fed, chrome plating, Accurite 2 axis DRO, s/n 117648,
          3/60/220-440"

576001   "Torit model 75 dust collector, 1 hp, 3/60/220, s/n 7031"

298      "Crown #12 walk behind pallet truck, model 3WRTG,
          3000 lb capacity, s/n W-10435"

2129     "Black & Decker 6"" double end pedestall grinder,
          1/4 hp, 1/60/115"

2576     "Rockwell 1"" abrasive belt grinder"

2594     "Diacro 6"" corner notcher, lever operated, s/n 1856"

3129     "Stanley Type 257 DE bench grinder, 7"" wheel, s/n G77728A"

3686     "Brierley end mill - tool grinder, model ZB-50, 6""
          Pratt 6 jaw chuck, .55 Kw, s/n 506-M-1419,
          3/60/220-380-440"

26461    "Hardinge tool room lathe, 9"" swing, collet
          closer, cross slide, tailstock, 5C collets, 230 -
          3500 rpm, 3/60/440, s/n DV-59-9840-3"

8030     "Rowe model B-10/2J coil cradle 2000 lb capacity,
          10" X 40" coil capacity, s/n 21-333"

N/A      "Eltee Pulsitron model EP30 EDM, Eltee control, s/n 692"

N/A      "Parker-Majestic 618  hand feed surface grinder,
          6" X 18" Walker pm chuck, power up & down to spindle, 2 hp spindel, Parker Multiple Spindle Unit (4) 2200 - 3400 rpm, coolant, lube, s/n 3867-
          7B-81, 3/60/220-440"

N/A      "Baldor 6"" DE pedestal grinder"

N/A      "Baldor DE tool grinder

N/A      "Linde Hiliarc model 250HF stick type arc welder,
          current range low 5 - 60A, high 20 - 320A, input
          208-230/460V 60cy 1ph, output 79-72/30V 250a,s/n
          B87G67202"

N/A      "State 20"" disc grinder on stand, 2 hp, 1/60/115"

N/A      "Whitlock Dryer, model 50CL, s/n 7340712, 3/60/440"

N/A      "Bridgeport series I vertical miil, 2hp head, 4200
          rpm variable, 42"" table, servo fed, Pathfinder 10
          -  2 axis DRO,  s/n 185356, 3/60/220-440"

5423     "Bridgeport series II vertical mill, 4hp head, 3500
          rpm variable, #40 Quick change spindle, 11" x
          60" table chrome, 3 axis power feed, S/N 1015, 3/60/220/440"

6407     "Bridgeport series I vertical mill, 1/5 hp head,
          4200 rpm variable, 42"" table chrome, Accurite 2 axis Dro, S/N 117648, 3/60/220/440"

2999     "Hardinge tool room lathe, 9"" swing, collet
          closer, cross slide, tailstock, 5C collets, 230 -
          3500 rpm, 3/60/440, s/n DV-59-9840-3"

N/A     "Hardinge Model TM-UM Horizontal Mill, (8) 110-1850
         RPM, 6.5"" x 23.5 swivel table, Servo fed, overarm
         & support, 1HP, 3/60/230, cross slide, tailstock, 5C collets, 230 - 3500 rpm, 3/60/440, s/n DV-59-9840-3"

3515     "Minster model p2-100-48 Piecemaker straight side
          press, 100-300SPM, 2"" stroke,4"" Adj, 19"" SH,
          48" x 31" Bolster, AIC Clutch control panel, S/N
          P2-100-115937, 3/60/220/440"

2287     "Producto hand tapper, s/n 2336947"

N/A      "6"" DE pedestal grinder"

2324     "Thor heavy duty 10"" pedestal grinder"

N/A      "Black Diamond model 1B drill grinder, 1/32" -
          11/32", 1/3 hp, s/n 18285"

N/A      "Dumore tool post grinder s/n 6365, on bench"

N/A      "Kalamazoo abrasive cut-off saw, 10"" wheel, quick
          acting vise, 5 hp, 3/60/230-460"

N/A      "7 computers -2 WITH Auto CAD, 2 with Master CAM,
          and 3 Personal Computers (PC's)"	"$2,500.00 "

N/A      "Deckel model SO tool grinder, s/n 73-15097, 3/60/220"

N/A       4 Hand Winch lift trucks

N/A      "32 Lista & Vidmar Toolmaker work benches, maple tops"

N/A      "Johnson HT Furnace, Anvil,2 Dip tanks"

N/A      "Acting Vise, 5 HP, 3/60/230-460"

N/A       Welding bench & supplies

N/A       Miscellaneous granite surface plate

N/A       Miscellaneous Troyke rotary tables - various sizes

N/A       Miscellaneous machine vises

N/A      "Miscellaneous steel, aluminum and screws in the Toolroom crib area"

N/A       All existing inspection related items

N/A       10 steel work benches

N/A       Tops

N/A       All existing Toolroom office furniture

Schedule A continued


Computer room and floor
Computer room HVAC & COMPUTER FLOOR
Water coolers
H.R. & Ron Capone Offices
Long wall from rest rooms to factory
Bulletin Boards
Coat Rooms racks
All plant construction drawings
All phones on walls
Tool Room offices
All items, equipment, tools in Maintenance department including benches, welding equipment and booth (2) lathes,
(2) drill presses, air compressor, 2 fork lifts (1 Clark model P-50) other to be identified, all maintenance supplies, press, bandsaw, all fluorescent bulbs, all ladders.
Model Room paint booth
Dimension 2000PBX phone system
Floor scale
Hi Jackers (all)
Closed loop cooling system
Barrel Crusher
All items, supplies and tools in Boiler Room
Press breaks
All air compressors
Emergency Lighting System
All maintenance tools
For tractor and all accessories including bursh hog and bucket
1990 Chevrolet _ ton 4x4 pick up truck with fisher plow
John Deere yard tractor with all accessories including snow equipment and mower deck
All wood shop tools, equipment and supplies
Joy air compressor
3 portable offices
All Cafeteria equipment presently on premises including coolers, cooking and serving equipment
75 Chairs in Cafeteria, 10 tables
10 Letter size 4 drawer upright filing cabinets
10 Large office desks
All office equipment locked up in caged area in rear of building

CAFETERIA INVENTORY 2/8/99  UPDATED 3/29/99

THIS INVENTORY IS TO THE BEST OF OUR KNOWLEDGE

  19  Tables 6X3
  19  Tables 3X3
  48  Blue Chairs
  3  Red Chairs
  36  Salt & Pepper Sets
  20  Trays
  1  Server with Microwave - Fold Down Sides  28"X7'.4"
  1  Napkin Dispenser
  1  Silverware Holder - for Plastic
  1  Silverware Holder - Silverware stands up in round cups
  2  Server 2 folding sides  (FF Warmer)  28X28
  1  Tray & Silverware Holder
  2  Cold Storage Refrigerators
  1  Rolling Cart 32X32
  1  Cold Serving Table with Folding Sides 5'
  1  4 Slice Toaster
  1  Pl ant Stand
  1  Fr ench Fryer & Grill
  2  French Fry Pans
  1  Heat Lamp & Stand - 2 Lamps
  1  Serving Table with Folding Sides 42X28
  1  Hot Serving Table with Folding Sides 60X28
  2  Industrial Can Openers
  2  Large Pots with Lids
  5  Oven Racks - Go in Stoves
  1  Ice Tea Server
  2  Hot Soup Servers
  2  Bagel Holders
  2  Old Cash Registers
  7  Baker Racks
  1  Committee Freezer
  1  Stainless Steel Sink & Counter
  2  Stainless Steel Tables 32X24
  1  Large Industrial Doe Mixer
  1  Small Industrial Doe Mixer
  2  Deep Fryers
  1  Over 4 Door 6'X3'
  1  Stainless Steel Vent over the stove
  1  Stove & 3 Ovens
  1  Stainless Steel Island with Sink
  2  Paper Towel Dispensers
  1  Stainless Steel Island at end of Sink
  1  Stainless Steel Sink with 3 Sinks & 2 Water
  4  Carts 18X27
  1  Ice Machine Series 600
  1  Warmer - Victoria
  1  Refrigerator - Victoria
  1  Stainless Steel Garbage Dispenser & Counters
  1  Dishwasher
  1  Stainless Steel Wall Shelf above Disposal
  1  Coffee Maker 101 cups
  1  Cart 18X24
  2  Walk in Coolers
  1  Wooden Cart & Stainless Steel Bowl - Mix by Hand Cart
  11  Pairs of Tongs
  18  Lg Sharp Knives
  3  Lg Pizza Cutters
  3  Spatulas
  2  Apple Corer's
  1  Meat Tenderizer
  2  Egg Slicers
  20  Lg Stainless Steel Spoons
  2  Lg Forks
  13  Ice-cream Scoops
  7  Plastic Salad Forks
  1  Set Measuring Spoons
  1  Fruit Scoop
  1  Cork Screw
  1  Plastic Ladle
  1  Hand Can Opener
  1  Pie Server
  1  Pr Shears
  9  Rubber Spatulas
  3  Wire Whips
  12  Ladles
  8  2" Hotel Pans
  1  6" Hotel Pan
  5  2" Hotel Pans - Small
  2  6" Hotel Pans - Small
  3  Soup Pots
  9  Cookie Sheets
  5  Cutting Boards
  1  Muffin Pans
  6  2" Hotel Pans with Holes
  14  Dishwasher Holder for Dishes
  2  Cookie Holders
  2  Ice Scoops
  2  8" Hotel Pans
  11    2" Tins for Deli Bar Small
  4    4" Tins for Deli Bar
  7    8" Tins for Deli Bar
  1    Small Cookie Sheet
  1    Misc. Spoon for Salad Bar
  7    Misc. Bowls all Sizes for Mixing
  30    Knives
  18    Soup Spoons
  129  Tea Spoons
  174  9" Plates
  12    Oblong Plates
  32    Cups
  9    6" Sauce Dishes
  140  Saucers
  69    Salad Bowls
  27    7 1/2" Plates
  5    Creamers
  4    Sugar
  116  Monkey Dishes
  3    12" Sauce Pans
  1    10" Sauce Pan
  1    16X5" Round Pan
  3    12X13" Pans
  3    Strainers
  1    Restaurant Toaster
  1    Warmer
  2    Ice Machines
  1    Shelf at Front of Serving Table
        All Wooden Shelves in Store Rooms